Ivy Funds

Supplement dated December 29, 2016 to the

Ivy California Municipal High Income Fund Prospectus

dated October 3, 2016

Effective January 1, 2017, the following changes are made to the third paragraph of the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 23:

The words “, its financial advisors,” in the second sentence and the entire fourth sentence are both deleted.

Supplement	Prospectus	1